                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K-A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 23, 2003


                      NATIONAL MANAGEMENT CONSULTING, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                000-28459                 22-3360133
(State of Incorporation)(Commission File Number)(IRS Employer Identification #)

                          Steven A.Horowitz, President
                      National Management Consulting, Inc.
             545 Madison Avenue, 6th Floor, New York, New York 10022
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 683-1500
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On May 23, 2003, the Registrant notified its Independent Auditor, Marcum & Kliegman LLP, that it was being replaced as the Independent Auditor of the Registrant, by Aaron Stein C.P.A., the Registrant's prior Independent Auditor, due to a fee dispute regarding work to be performed for the Registrant and work to be performed for other companies with related parties involved.

On May 23, 2003, the management of the Registrant engaged Aaron Stein, C.P.A. 981 Allen Lane, Woodmere, New York, NY 11598, as its independent auditors to audit its financial statements for the fiscal year ended September 30, 2003. The decision to retain Aaron Stein, C.P.A. was approved by the Registrant's Board of Directors.

Marcum & Kliegman LLP, has not issued any audit reports on the Registrant's financial statements since their appointment on April 16, 2003, and did not issue an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period of their engagement through May 23, 2003, there were no disagreements between Marcum & Kliegman LLP, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, other than the fee dispute that has arisen between the parties.

The Registrant has furnished Marcum & Kliegman LLP with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is attached as Exhibit 16 to this Form 8-K-A by amendment.

         (b) Effective May 23, 2003, Aaron Stein, C.P.A., has been retained as independent auditor of National Management Consulting, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending September 30, 2003. Prior to the engagement, Registrant did not consult with Aaron Stein, C.P.A regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Aaron Stein, C.P.A., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 7.                FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits
                  --------

Exhibit Number    Description of Documents
--------------    ------------------------
16 Letter from Marcum & Kliegman LLP, to the Commission, concerning change in certifying accountant, dated June 5, 2003.




         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Steven A. Horowitz
         ---------------------------------
         Steven A. Horowitz
         President

Date:             June 6, 2003